(THE PRIMARY TREND FUNDS LOGO)

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

THE PRIMARY U.S.
GOVERNMENT FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 1999

MESSAGE TO SHAREHOLDERS...

  "Consensus opinion has Alan Greenspan and the Federal Reserve resting on their laurels for the remainder of 1999. We believe the inclination is to raise rates and that the yield on the 30-year U.S. Treasury bond could approach 6.5%. This credit tightening, along with fears of a 'Year 2000' snafu, could create a bona fide buying opportunity in both the U.S. stock and bond markets over the next six months."

                                                THE PRIMARY TREND
                                                June 30, 1999 - Annual Report

  The final six months of 1999 provided enough drama for everyone. Our forecast for a tighter Fed stance and higher interest rates proved correct, prompting a minor 10% correction in the popular stock market averages during the third quarter. However, that "bona fide buying opportunity" which we were expecting never did surface. In fact, the speculative excesses that permeated the technology sector throughout 1999 continued to lead the equity markets as they came to life in the fourth quarter.

  On the surface, investors and Wall Street had many reasons to celebrate as they ushered in the new millennium. The Dow Jones Industrial Average closed at a new all-time high of 11,497 on December 31, 1999 -- nearly 25% higher than its close of a year ago, with the majority of those returns coming in the first half of the year. A number of popular benchmarks followed in the footsteps of the Dow Jones Industrial Average and closed at new all-time highs as well, including the headline grabbing NASDAQ Composite and its host of technology issues.

  However, despite the market's highly publicized trek into new high ground, the underlying strength and foundation of this latest bull move deteriorated even further during 1999, creating one of the most dichotomous market environments in financial history.

  Those in the growth camp had a glorious year as the technology sector put in a stunning performance. Led by "seasoned" Internet issues as well as the new "dot-com" kids on the block, the Tech group has defied gravity both in terms of price and valuations. Those in the value camp, such as ourselves, were able to find plenty of bargains . . . only to find them much cheaper by the end of the year.

  Nothing illustrates this "tale of two tapes" dichotomy that has existed in the market better than the chart on the next page (courtesy of the January 31, 2000 issue of Barron's). While the Russell 2000 Index powered ahead in the final three months of 1999, it would be wrong to conclude that the stock market broadened out (normally a very healthy sign). As the lower chart reveals, the growth component (heavily weighted toward technology) of the Russell 2000 Index fueled the overall performance of the Index. The value component, on the other hand, spent the majority of the year under water and still finished in negative territory despite the fourth quarter rally.

  The Primary Trend Funds generated the following returns for the six months ended December 31, 1999:

                  THE PRIMARY TREND FUND                  -12.22%
                  THE PRIMARY INCOME FUND                 -11.60%
                  THE PRIMARY U.S. GOVERNMENT FUND         -0.10%

SMALL STOCKS ROAR AHEAD . . .


                        Russell 2000               S+P 500

January 1999:                2.26                     3.73
                             1.26                     1.14
                             0.19                    (0.33)
                             1.33                     4.10
February 1999:              (2.05)                    0.83
                            (5.46)                    0.07
                            (6.86)                    0.81
                            (6.88)                    0.74
March 1999:                 (5.50)                    3.76
                            (5.35)                    5.32
                            (5.77)                    5.70
                            (6.36)                    4.36
April 1999:                 (5.16)                    5.25
                            (3.45)                    9.69
                             0.32                     7.30
                             2.74                    10.38
                             3.05                     8.62
May 1999:                    3.85                     9.42
                             5.57                     8.83
                             7.01                     8.22
                             4.56                     5.91
June 1999:                   5.44                     8.01
                             4.45                     5.24
                             6.14                     9.24
                             5.71                     7.00
July 1999:                   8.99                    13.18
                             9.37                    14.16
                            11.11                    15.42
                             7.10                    10.39
                             6.29                     8.09
August 1999:                 2.31                     5.78
                             3.77                     8.01
                             3.89                     8.74
                             3.44                     9.68
September 1999:              4.31                    10.41
                             5.57                     9.96
                             4.01                     8.64
                            (0.13)                    3.92
October 1999:                1.47                     4.36
                             2.48                     8.69
                            (0.61)                    1.48
                            (0.37)                    5.89
                             2.79                    10.88
November 1999:               6.11                    11.47
                             7.88                    13.57
                            10.62                    15.68
                            10.07                    15.24
December 1999:              11.46                    16.60
                            11.98                    15.28
                            11.93                    15.60
                            15.83                    18.64
                            21.26                    19.53
January 2000:               17.34                    17.27
                            21.99                    19.19
                            28.32                    17.26
                            24.28                    13.78

 . . . AT LEAST SOME SMALL STOCKS

                     Russell 2000 Value      Russell 2000 Growth

January 1999:                1.31                     3.09
                            (0.55)                    2.85
                            (1.82)                    1.96
                            (2.27)                    4.50
February 1999:              (5.23)                    0.74
                            (8.01)                   (3.25)
                            (8.67)                   (5.27)
                            (8.94)                   (5.06)
March 1999:                 (8.15)                   (3.17)
                            (8.51)                   (2.57)
                            (9.60)                   (2.41)
                           (10.13)                   (3.06)
April 1999:                 (9.52)                   (1.33)
                            (8.95)                    1.36
                            (3.80)                    3.94
                            (1.97)                    6.88
                            (1.45)                    7.00
May 1999:                    0.37                     6.92
                             1.46                     9.19
                             2.87                    10.65
                             1.58                     7.17
June 1999:                   2.52                     8.01
                             1.46                     7.07
                             3.29                     8.66
                             3.11                     8.00
July 1999:                   4.96                    12.53
                             5.10                    13.14
                             5.93                    15.81
                             3.49                    10.23
                             2.76                     9.33
August 1999:                 0.32                     3.83
                             0.83                     6.25
                             1.07                     6.23
                             0.04                     6.38
September 1999:              0.23                     7.92
                             0.52                    10.15
                            (1.05)                    8.60
                            (4.84)                    4.13
October 1999:               (3.69)                    6.17
                            (3.83)                    8.35
                            (6.42)                    4.78
                            (6.51)                    6.78
                            (4.92)                   10.02
November 1999:              (3.49)                   15.28
                            (3.45)                   18.63
                            (2.55)                   23.16
                            (4.19)                   23.67
December 1999:              (3.72)                   25.95
                            (6.03)                   29.24
                            (6.00)                   29.11
                            (4.23)                   35.06
                            (1.49)                   43.09
January 2000:               (2.58)                   36.46
                            (0.71)                   43.79
                             0.78                    54.80
                            (2.05)                   49.59

  THE PRIMARY TREND FUND lagged the popular large-capitalization benchmarks in the final six months of 1999. The Standard & Poor's 500 Composite returned 7.7% during this period, but the unweighted Standard & Poor's 500 returned -7.2%.
Our disciplined, value-oriented investment philosophy contributed to much of this underperformance as Wall Street's insatiable appetite for momentum and growth continued at the expense of fundamentally cheap businesses (a/k/a value stocks). Our lack of exposure to technology and especially its supercharged Internet brethren explain much of this lethargy.

  While the technology/Internet sectors basked in the sun, the interest-sensitive sectors got burned last year. Alan Greenspan & Co.' s tightening stance as well as the jump in long-term interest rates from 6% at mid-year to over 6.5% by year-end inflicted some pain in a number of industry groups. Our 19% exposure to the financial sector (including our bank, insurance and financial services portfolio holdings) depressed returns as these undervalued securities became even more undervalued as 1999 unfolded. We continue to find these stocks greatly undervalued and neglected . . . trading at single-digit price-earnings multiples when the market trades near 30x and the technology sector in triple digits. With the price of crude oil surging to near $30 per barrel (nearly a threefold increase from a year ago), we have been reducing our energy exposure since we feel much of the move in these stocks has been realized. Our cushion of fixed income (to include cash and bonds) stood at 23.2% at yearend.

  THE PRIMARY INCOME FUND also lagged in the latter half of 1999 due to its value orientation, and its sensitivity to the interest-rate climate. The rise in the yield curve hurt our utility equities (currently at 25% of total assets) as the Standard & Poor's Utilities Index returned -9.9% for the six months ended December 31, 1999. We have increased our fixed income exposure from 19% at June 30, 1999 to 26% currently . . . premature in the short term, but we feel the risk/reward potential in bonds is highly attractive relative to the risk inherent in the equity markets.

  THE PRIMARY U.S. GOVERNMENT FUND, despite its slightly negative six-month return, actually performed quite well relative to its peers. Our commitment to keep maturities on the shorter side helped the portfolio outpace long-term bonds, which returned -3.6% for the same period. However, we have extended maturities lately. We purchased some 10-year agency bonds in the fourth quarter as yields shot upward. We envision long-term interest rates trading between 6-7% during the next 12 months.

  Thus far, the new millennium has been less than kind to the popular stock market indices as the Dow Jones Industrial Average has declined 13% to the 10,000 level. Unfortunately, the broader market has followed suit, deteriorating even further as measured by the New York Stock Exchange daily advance/decline breadth indicator.

  Technology stocks have continued to march higher and now constitute over 30% of the market capitalization of the S&P 500 compared to just under 20% at the end of 1998 and a mere 7% in 1992 -- speculation and frothiness at its best. And certainly not unlike the mob psychology that pumped up energy stocks to nearly a 30% weighting in the S&P 500 in 1980 prior to that sector's damaging bear market over the ensuing years.

  As long-time value investors, we have just witnessed and participated in one of the most disparate market environments where growth-oriented investing flourished, while value-oriented investing languished. It has been painful for value investors and money managers such as ourselves who espouse the virtues of an investment philosophy which is currently out of synch with today's trend.

  In fact, 1999 has seen a number of savvy well-known value managers derided about the validity and soundness of their investment philosophy and strategy, culminating in the Barron's cover story that criticized both Warren Buffett and his Berkshire Hathaway empire. But that will change . . . it always does.

  Greed is a double-edged sword. 1999 definitely witnessed the benefits of reaching for the brass ring. We believe that valuations still do matter. Richard Hoey of Dreyfus Corporation once quipped, "Our biggest deficit is that we have a memory." Even one major business magazine has given value managers honorary memberships in the Flat Earth Society.

  Investing is a cyclical business. Growth and value are constantly passing the leadership baton. Value may be down, but it certainly is not out.

  All of us at Arnold Investment Counsel value you as a shareholder in The Primary Trend Funds. Our efforts are dedicated to helping you achieve your personal financial goals, which we know include above-average returns commensurate with below-average risk. As fellow shareholders, we share in the recent disappointments, but you have our pledge that we are constantly striving to accomplish those objectives and look forward to the year 2000 as it unfolds.

  Sincerely,

  /s/ Lilli Gust                          /s/ Barry S. Arnold

  Lilli Gust                              Barry S. Arnold
  President                               Vice President

PORTFOLIOS OF INVESTMENTS
December 31, 1999 (unaudited)

                             THE PRIMARY TREND FUND


  SHARES OR
  PRINCIPAL                                                                                                         MARKET
   AMOUNT                                                                                         COST               VALUE
  ---------                                                                                       ----               -----
             COMMON STOCKS        76.4%
    13,000   Aetna, Inc. (Managed care/Insurance)                                             $   918,887         $   725,563
     7,000   Albertson's, Inc. (Retail food stores)                                               259,700             225,750
    22,000   Allstate Corporation (Insurance)                                                     774,881             528,000
    31,500   Archer-Daniels-Midland Co. (Food processing)                                         503,293             383,906
    15,878   BP Amoco plc ADR (Integrated oil company)                                            325,909             941,764
    14,500   CBS Corporation*<F1> (Multimedia)                                                    357,591             927,094
    10,000   Chubb Corporation (Insurance)                                                        545,550             563,125
    21,000   Crown Cork & Seal Co., Inc. (Packaging products)                                     672,944             469,875
    40,000   Darden Restaurants, Inc. (Restaurant chains)                                         480,736             725,000
    12,000   Eastman Kodak Company (Photographic equipment)                                       536,365             795,000
    35,000   EOG Resources, Inc. (Oil and gas exploration and production)                         839,394             614,687
    15,000   GreenPoint Financial Corp. (Financial services)                                      216,550             357,188
     8,000   Minnesota Mining & Manufacturing Co.
               (Diversified manufacturing)                                                        571,313             783,000
    13,000   Mylan Laboratories, Inc. (Pharmaceutical products)                                   209,567             327,437
     8,000   Newmont Mining Corporation (Gold mining)                                             195,830             196,000
    25,000   Occidental Petroleum Corporation (Integrated oil company)                            467,085             540,625
    10,000   PNC Bank Corporation (Financial services)                                            499,550             445,000
    10,000   PartnerRe Ltd. ADR (Insurance)                                                       332,975             324,375
    10,000   J.C. Penney Company, Inc. (Retail stores)                                            436,225             199,375
    20,000   Pennzoil-Quaker State Co. (Automotive consumer products)                             452,851             203,750
    10,000   Philip Morris Companies, Inc. (Tobacco)                                              401,000             231,875
    10,000   SLM Holding Corporation (Financial services)                                         126,155             422,500
    18,000   Seagram Company Ltd. (Entertainment/Beverages)                                       611,865             808,875
    22,000   UST, Inc. (Tobacco)                                                                  615,875             554,125
    40,000   Union Pacific Resources Group Inc.
               (Oil and gas exploration and production)                                           756,038             510,000
     5,580   United Technologies Corp. (Aerospace)                                                231,525             362,700
    22,000   Wendy's International, Inc. (Restaurant chains)                                      493,848             453,750
                                                                                              -----------         -----------
                    Total Common Stocks                                                        12,833,502          13,620,339
                                                                                              -----------         -----------

             BONDS AND NOTES        11.4%
  $150,000   Kimco Realty Corp., 6.83%, due 11/14/05                                              145,265             139,320
   400,000   Federal Home Loan Bank, 7.30%, due 9/5/06                                            400,000             394,360
   100,000   Federal Farm Credit Bank, 5.90%, due 7/21/08                                          93,787              92,707
   365,000   Federal Home Loan Bank, 6.35%, due 8/28/08                                           365,000             337,275
   140,000   Federal Home Loan Bank, 5.355%, due 1/5/09                                           126,140             124,381
   500,000   Federal National Mortgage Assoc., 6.42%, 3/9/09                                      500,000             462,675
   500,000   Federal Home Loan Mortgage Co., 7.00%, due 6/30/09                                   500,000             476,405
                                                                                              -----------         -----------
                    Total Bonds and Notes                                                       2,130,192           2,027,123
                                                                                              -----------         -----------
                    Total Long-Term Investments                                                14,963,694          15,647,462
                                                                                              -----------         -----------

             SHORT-TERM INVESTMENTS        11.8%
             VARIABLE RATE DEMAND NOTES
   897,357   Firstar Bank, 6.16%                                                                  897,357             897,357
   102,811   General Mills, Inc., 6.10%                                                           102,811             102,811
   221,710   Pitney Bowes Credit Corp., 6.10%                                                     221,710             221,710
   349,795   Warner-Lambert, Inc., 6.08%                                                          349,795             349,795
   422,551   Wisconsin Corporate Central Credit Union, 6.16%                                      422,551             422,551
   108,385   Wisconsin Electric Power Co., 6.04%                                                  108,385             108,385
                                                                                              -----------         -----------
                    Total Variable Rate Demand Notes                                            2,102,609           2,102,609
                                                                                              -----------         -----------
             TOTAL INVESTMENTS        99.6%                                                   $17,066,303          17,750,071
                                                                                              -----------
                                                                                              -----------
             Other Assets, less Liabilities        0.4%                                                                68,702
                                                                                                                  -----------
             NET ASSETS (Equivalent to $10.42 per share
               based on 1,709,801 shares outstanding)                         100.00%                             $17,818,773
                                                                                                                  -----------
                                                                                                                  -----------

*<F1>  Non-income producing security.

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND


  SHARES OR
  PRINCIPAL                                                                                                         MARKET
   AMOUNT                                                                                         COST               VALUE
  ---------                                                                                       ----               -----
             COMMON STOCKS        62.8%
     3,000   Aetna, Inc. (Managed care/Insurance)                                             $   208,904         $   167,438
     2,000   Alliant Energy Corporation (Electric and gas utility)                                 61,700              55,000
     3,000   Allstate Corporation (Insurance)                                                     116,528              72,000
     1,637   Apartment Investment & Management Co.
               (Real estate investment trust)                                                      23,363              65,173
     4,000   Archer-Daniels-Midland Co. (Food processing)                                          62,085              48,750
     2,646   BP Amoco plc ADR (Integrated oil company)                                             55,706             156,941
     2,000   Chubb Corporation (Insurance)                                                        108,910             112,625
     2,000   CINergy Corp. (Electric utility)                                                      39,641              48,250
     2,000   Consolidated Natural Gas Co. (Integrated natural gas systems)                         87,325             129,875
     3,000   Crown Cork & Seal Co., Inc. (Packaging products)                                      92,928              67,125
     4,500   DPL, Inc. (Electric and gas utility)                                                  45,124              77,906
     5,000   Darden Restaurants, Inc. (Restaurant chains)                                          91,017              90,625
     1,000   Eastman Kodak Company (Photographic equipment)                                        69,100              66,250
     2,000   GTE Corporation (Telephone utility)                                                   62,995             141,125
     4,000   KeySpan Energy (Natural gas utility)                                                  99,715              92,750
     1,500   Minnesota Mining & Manufacturing Co.                                                 107,121             146,812
               (Diversified manufacturing)
     3,000   Occidental Petroleum Corporation (Integrated oil company)                             62,250              64,875
     2,000   PNC Bank Corporation (Financial services)                                             99,660              89,000
     2,000   J.C. Penney Company, Inc. (Retail stores)                                             87,073              39,875
     3,000   Pennzoil-Quaker State Co.
               (Automotive consumer products)                                                      43,652              30,562
     2,000   Philip Morris Companies, Inc. (Tobacco)                                               80,200              46,375
     2,500   Seagram Company Ltd. (Entertainment/Beverages)                                        86,343             112,344
     4,511   Sempra Energy (Natural gas utility)                                                   70,329              78,379
     4,000   UST, Inc. (Tobacco)                                                                  111,240             100,750
     4,200   Union Pacific Resources Group Inc.
               (Oil and gas exploration and production)                                            89,510              53,550
     4,000   Wendy's International, Inc. (Restaurant chains)                                       91,476              82,500
     3,000   Wisconsin Energy Corporation (Electric and gas utility)                               73,280              57,750
                                                                                              -----------         -----------
                    Total Common Stocks                                                         2,227,175           2,294,605
                                                                                              -----------         -----------

             PREFERRED STOCKS        9.7%
     1,000   Central Maine Power $3.50                                                             55,250              41,250
     2,000   Conseco Financing Trust $3.50 Series F convertible                                    77,256              46,750
     4,000   Conseco Financing Trust $2.175                                                       100,000              80,250
     2,000   MCN Energy Group 8.00% convertible                                                    79,425              81,250
     5,000   Tennessee Valley Authority 6.50% Series A                                            125,000             103,750
                                                                                              -----------         -----------
                    Total Preferred Stocks                                                        436,931             353,250
                                                                                              -----------         -----------

             BONDS AND NOTES        25.3%
             CONVERTIBLE DEBENTURE
 $  50,000   Couer d'Alene Mines Corp., 6.375%, due 1/31/04                                        47,046              26,750
                                                                                              -----------         -----------

             CORPORATE NOTES
   100,000   Developers Diversified Realty Corp., 7.01%, due 2/7/03                                98,538              96,432
    99,000   Philadelphia Electric Co., 6.625%, due 3/1/03                                        100,755              97,296
    50,000   Peoples Gas Light Co., 6.37%, due 5/1/03                                              50,679              49,219
    50,000   Northern Illinois Gas Co., 5.75%, due 6/1/03                                          49,767              48,233
   100,000   Wisconsin Gas Company, 6.375%, due 11/1/05                                           100,785              95,027
   100,000   Kimco Realty Corp., 6.83%, due 11/14/05                                               96,843              92,880
                                                                                              -----------         -----------
                    Total Corporate Notes                                                         497,367             479,087
                                                                                              -----------         -----------

             U.S. GOVERNMENT AGENCY NOTES
    75,000   Federal Home Loan Bank, 7.30%, due 9/5/06                                             75,000              73,943
    50,000   Federal Home Loan Bank, 7.01%, due 8/20/07                                            50,000              47,451
    70,000   Federal Home Loan Bank, 6.35%, due 8/28/08                                            70,000              64,683
   155,000   Federal National Mortgage Assoc., 6.11%, due 12/4/08                                 143,412             140,408
   100,000   Federal National Mortgage Assoc., 6.42%, due 3/9/09                                  100,000              92,535
                                                                                              -----------         -----------
                    Total U.S. Government Agency Notes                                            438,412             419,020
                                                                                              -----------         -----------
                    Total Bonds and Notes                                                         982,825             924,857
                                                                                              -----------         -----------
                    Total Long-Term Investments                                                 3,646,931           3,572,712

             SHORT-TERM INVESTMENTS         0.4%
             VARIABLE RATE DEMAND NOTES
    17,382   Firstar Bank, 6.16%                                                                   17,382              17,382
                                                                                              -----------         -----------
             TOTAL INVESTMENTS        98.2%                                                   $ 3,664,313           3,590,094
                                                                                              -----------
                                                                                              -----------
             Other Assets, less Liabilities        1.8%                                                                64,111
                                                                                                                  -----------
             NET ASSETS (Equivalent to $10.39 per share
               based on 351,642 shares outstanding)                            100.0%                             $ 3,654,205
                                                                                                                  -----------
                                                                                                                  -----------

Note to Portfolio of Investments - As required by the Fund's investment policies, the Fund has invested $1,197,060 (33% of its net assets) in securities issued by utilities.

                       See notes to financial statements.

                        THE PRIMARY U.S. GOVERNMENT FUND

  SHARES OR
  PRINCIPAL                                                                                                          MARKET
   AMOUNT                                                                                         COST               VALUE
  ---------                                                                                       ----               -----
             U.S. GOVERNMENT AGENCY NOTES        97.4%
  $100,000   Federal Home Loan Bank, 5.84%, due 3/5/03                                        $   100,000         $    96,821
   100,000   Federal National Mortgage Assoc.,
               8.50%, due 2/1/05                                                                   99,531             100,180
    50,000   Federal Home Loan Bank, 7.30%, due 9/5/06                                             50,000              49,295
    50,000   Federal Home Loan Bank,
               7.01%, due 8/20/07                                                                  50,000              47,452
    45,000   Federal Home Loan Bank, 6.21%, due 12/3/07                                            44,068              42,760
    25,000   Federal Home Loan Bank, 6.35%, due 8/28/08                                            25,000              23,101
    60,000   Federal Home Loan Bank, 5.355%, due 1/5/09                                            54,060              53,306
   100,000   Federal National Mortgage Assoc.,
               6.42%, due 3/9/09                                                                  100,000              92,535
    50,000   Federal Home Loan Mortgage Co., 7.00%, due 6/30/09                                    50,000              47,640
                                                                                              -----------         -----------
                    Total U.S. Government Agency Notes                                            572,659             553,090
                                                                                              -----------         -----------
             TOTAL INVESTMENTS        97.4%                                                   $   572,659             553,090
                                                                                              -----------
                                                                                              -----------
             Other Assets, less Liabilities        2.6%                                                                14,498
                                                                                                                  -----------
             NET ASSETS (Equivalent to $9.49 per share
               based on 59,832 shares outstanding)                        100.00%                                 $   567,588
                                                                                                                  -----------
                                                                                                                  -----------

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999 (unaudited)


                                                                                                                     THE PRIMARY
                                                                                   THE PRIMARY     THE PRIMARY     U.S. GOVERNMENT
                                                                                   TREND FUND      INCOME FUND          FUND
                                                                                   ----------      -----------     ---------------
Assets:
   Investments, at Value (Note 2a):
     Common Stocks                                                                 $13,620,339      $2,294,605       $      --
     Preferred Stocks                                                                       --         353,250              --
     Bonds and Notes                                                                 2,027,123         924,857         553,090
     Short-Term Investments                                                          2,102,609          17,382              --
                                                                                   -----------      ----------        --------
          Total Investments (Cost $17,066,303;
            $3,664,313 and $572,659, respectively)                                  17,750,071       3,590,094         553,090
     Interest Receivable                                                                47,311          15,438          12,210
     Dividends Receivable                                                               25,200           7,024              --
     Prepaid Expenses                                                                   18,092           8,168           5,540
     Cash                                                                                   --          65,363           3,967
                                                                                   -----------      ----------        --------
          Total Assets                                                              17,840,674       3,686,087         574,807
                                                                                   -----------      ----------        --------

Liabilities
   Accrued Investment Advisory Fees                                                     11,123          20,882           2,323
   Other                                                                                10,778          11,000           4,896
                                                                                   -----------      ----------        --------
          Total Liabilities                                                             21,901          31,882           7,219
                                                                                   -----------      ----------        --------
Net Assets                                                                         $17,818,773      $3,654,205        $567,588
                                                                                   -----------      ----------        --------
                                                                                   -----------      ----------        --------

Shares Outstanding                                                                   1,709,801         351,642          59,832
Net Asset Value Per Share                                                          $     10.42      $    10.39        $   9.49
                                                                                   -----------      ----------        --------
                                                                                   -----------      ----------        --------

Net Assets Consist of:
   Capital Stock (30,000,000 shares authorized each)                               $17,312,357      $3,759,701        $624,260
   Net Unrealized Appreciation (Depreciation) of Investments                           683,768         (74,219)        (19,569)
   Undistributed Net Investment Income                                                  42,552              --              --
   Undistributed Net Realized Gains (Accumulated Losses)                              (219,904)        (31,277)        (37,103)
                                                                                   -----------      ----------        --------
Net Assets                                                                         $17,818,773      $3,654,205        $567,588
                                                                                   -----------      ----------        --------
                                                                                   -----------      ----------        --------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 1999 (unaudited)

                                                                                                                     THE PRIMARY
                                                                                   THE PRIMARY     THE PRIMARY     U.S. GOVERNMENT
                                                                                   TREND FUND      INCOME FUND          FUND
                                                                                   ----------      -----------     ---------------
Income:
   Interest                                                                       $   115,495       $  31,329         $ 23,852
   Dividends                                                                          177,393(a)<F2>   68,130(b)<F3>        --
                                                                                  -----------       ---------         --------
   Total Income                                                                       292,888          99,459           23,852
                                                                                  -----------       ---------         --------

Expenses:
   Investment Advisory Fees (Note 3)                                                   73,317          14,910            2,323
   Administration and Accounting Fees                                                  18,944          14,251            8,388
   Shareholder Servicing Costs                                                         14,463           6,484            5,510
   Professional Fees                                                                    8,263           5,373            4,111
   Registration Fees                                                                    2,934           1,492            1,281
   Postage                                                                              2,304             386              135
   Printing                                                                             2,080             768              187
   Custodial Fees                                                                       1,689           1,153            1,269
   Other                                                                                1,581             630              501
                                                                                  -----------       ---------         --------
   Total Expenses Before Reimbursement                                                125,575          45,447           23,705
   Less Expenses Reimbursed By Adviser (Note 3)                                            --         (25,299)         (20,130)
                                                                                  -----------       ---------         --------
   Net Expenses                                                                       125,575          20,148            3,575
                                                                                  -----------       ---------         --------
Net Investment Income                                                                 167,313          79,311           20,277
                                                                                  -----------       ---------         --------
Net Realized Loss on Investments                                                     (219,904)        (31,277)          (5,100)

Change in Net Unrealized Appreciation (Depreciation)
  of Investments                                                                   (2,517,314)       (536,015)         (15,311)
                                                                                  -----------       ---------         --------
Net Realized and Unrealized Loss on Investments                                    (2,737,218)       (567,292)         (20,411)
                                                                                  -----------       ---------         --------
Net Decrease in Net Assets From Operations                                        $(2,569,905)      $(487,981)        $   (134)
                                                                                  -----------       ---------         --------
                                                                                  -----------       ---------         --------

(a)<F2>  Net of $1,897 in foreign withholding taxes.
(b)<F3>  Net of $291 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                                               THE PRIMARY
                                                   THE PRIMARY                   THE PRIMARY                 U.S. GOVERNMENT
                                                   TREND FUND                    INCOME FUND                      FUND
                                           ---------------------------   ---------------------------   ---------------------------
                                             SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED
                                               ENDED         JUNE 30,        ENDED         JUNE 30,        ENDED         JUNE 30,
                                           DEC. 31, 1999       1999      DEC. 31, 1999       1999      DEC. 31, 1999       1999
                                           -------------    ----------   -------------    ----------   -------------    ----------
Operations:
   Net Investment Income                    $   167,313   $   321,887     $   79,311     $  149,077      $  20,277      $ 39,650
   Net Realized Gain (Loss)
     on Investments                            (219,904)    1,426,084        (31,277)       168,129         (5,100)         (324)
   Change in Net Unrealized
     Appreciation (Depreciation)
     of Investments                          (2,517,314)     (968,823)      (536,015)      (202,840)       (15,311)      (10,318)
                                            -----------   -----------     ----------     ----------      ---------      --------
   Net Increase (Decrease) in Net
     Assets from Operations                  (2,569,905)      779,148       (487,981)       114,366           (134)       29,008
                                            -----------   -----------     ----------     ----------      ---------      --------

Distributions to Shareholders:
   From Net Investment Income                  (280,917)     (285,475)       (79,385)      (152,497)       (20,525)      (39,642)
   From Net Realized Gains                     (989,175)   (2,700,933)       (84,195)      (484,432)            --            --
                                            -----------   -----------     ----------     ----------      ---------      --------
   Decrease in Net Assets
     from Distributions                      (1,270,092)   (2,986,408)      (163,580)      (636,929)       (20,525)      (39,642)
                                            -----------   -----------     ----------     ----------      ---------      --------

Fund Share Transactions:
   Proceeds from Shares Sold                    142,012       391,965         26,006        192,540         68,269        89,102
   Reinvested Distributions                   1,211,487     2,830,285        153,334        620,704         16,876        32,951
   Cost of Shares Redeemed                   (1,045,628)   (3,377,896)      (149,142)      (587,162)      (264,842)     (117,429)
                                            -----------   -----------     ----------     ----------      ---------      --------
   Net Increase (Decrease) in
     Net Assets from Fund
     Share Transactions                         307,871      (155,646)        30,198        226,082       (179,697)        4,624
                                            -----------   -----------     ----------     ----------      ---------      --------
Total Decrease in
   Net Assets                                (3,532,126)   (2,362,906)      (621,363)      (296,481)      (200,356)       (6,010)

Net Assets:
   Beginning of Period                       21,350,899    23,713,805      4,275,568      4,572,049        767,944       773,954
                                            -----------   -----------     ----------     ----------      ---------      --------
   End of Period                            $17,818,773   $21,350,899     $3,654,205     $4,275,568      $ 567,588      $767,944
                                            -----------   -----------     ----------     ----------      ---------      --------
                                            -----------   -----------     ----------     ----------      ---------      --------

Undistributed Net Investment
   Income at End of Period                  $    42,552   $   156,007     $       --     $       85      $      --      $    230
                                            -----------   -----------     ----------     ----------      ---------      --------
                                            -----------   -----------     ----------     ----------      ---------      --------

Transactions in Shares:
   Sales                                         12,578        33,413          2,246         16,049          6,973         8,927
   Reinvested Distributions                     103,237       247,034         13,369         51,871          1,748         3,319
   Redemptions                                  (94,645)     (288,054)       (13,161)       (48,685)       (27,347)      (11,758)
                                            -----------   -----------     ----------     ----------      ---------      --------
   Net Increase (Decrease)                       21,170        (7,607)         2,454         19,235        (18,626)          488
                                            -----------   -----------     ----------     ----------      ---------      --------
                                            -----------   -----------     ----------     ----------      ---------      --------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operating performance data, total investment return, ratios and supplemental data for each period (unaudited)

                                                                                                               THE PRIMARY
                                                   THE PRIMARY                   THE PRIMARY                 U.S. GOVERNMENT
                                                   TREND FUND                    INCOME FUND                      FUND
                                           ---------------------------   ---------------------------   ---------------------------
                                             SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED
                                               ENDED         JUNE 30,        ENDED         JUNE 30,        ENDED         JUNE 30,
                                           DEC. 31, 1999       1999      DEC. 31, 1999       1999      DEC. 31, 1999       1999
                                           -------------    ----------   -------------    ----------   -------------    ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period           $12.64         $13.98         $12.24         $13.86          $9.79          $9.93
                                               ------         ------         ------         ------          -----          -----
Net Investment Income                            0.10           0.19           0.23           0.42           0.29           0.51
Net Realized and Unrealized Gain
  (Loss) on Investments                         (1.56)          0.23          (1.61)         (0.14)         (0.30)         (0.14)
                                               ------         ------         ------         ------          -----          -----
Total from Investment Operations                (1.46)          0.42          (1.38)          0.28          (0.01)          0.37
                                               ------         ------         ------         ------          -----          -----

Less Distributions:
   From Net Investment Income                   (0.17)         (0.16)         (0.23)         (0.43)         (0.29)         (0.51)
   From Net Realized Gains                      (0.59)         (1.60)         (0.24)         (1.47)            --             --
                                               ------         ------         ------         ------          -----          -----
   Total Distributions                          (0.76)         (1.76)         (0.47)         (1.90)         (0.29)         (0.51)
                                               ------         ------         ------         ------          -----          -----
Net Decrease                                    (2.22)         (1.34)         (1.85)         (1.62)         (0.30)         (0.14)
                                               ------         ------         ------         ------          -----          -----
Net Asset Value, End of Period                 $10.42         $12.64         $10.39         $12.24          $9.49          $9.79
                                               ------         ------         ------         ------          -----          -----
                                               ------         ------         ------         ------          -----          -----
TOTAL INVESTMENT RETURN                        -12.2%          +4.7%         -11.6%          +3.0%          -0.1%          +3.8%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period
     (in thousands)                           $17,819        $21,351         $3,654         $4,276           $568           $768
   Ratio of Net Expenses to
     Average Net Assets                         1.27%*<F4>     1.27%          1.00%*<F4>     1.00%          1.00%*<F4>     1.00%
   Ratio of Net Investment
     Income to Average Net Assets               1.69%*<F4>     1.53%          3.95%*<F4>     3.46%          5.69%*<F4>     5.13%
   Ratio of Expenses Reimbursed
     to Average Net Assets                         --             --          1.26%*<F4>     1.12%          5.65%*<F4>     4.97%
   Portfolio Turnover                           10.1%          47.9%          10.8%          46.9%          23.0%          21.3%

*<F4>  Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (unaudited)

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Funds") began operations on September 1, 1989. The Trend Fund and the Income Funds, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies. The Income Funds is a "series" fund which consists of two portfolios: The Primary Income Fund ("Income Fund") and The Primary U.S. Government Fund ("Government Fund").

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund and the Government Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

     e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets; and from the Government Fund a monthly fee at an annual rate of 0.65% of its average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund and the Government Fund for additional expenses incurred during the six months ended December 31, 1999. As of December 31, 1999, the Adviser was reimbursing the Income Fund and the Government Fund for all expenses exceeding 1.00% of their respective average daily net assets. These additional voluntary reimbursements to the Funds may be modified or discontinued at any time by the Adviser. The Adviser was not required to reimburse the Trend Fund for the six months ended December 31, 1999. For the six months ended December 31, 1999, the Funds incurred investment advisory fees, net of expense reimbursements, totalling $45,121. The Trend Fund paid total directors fees of $1,000 to its outside directors and the Income Funds paid total directors fees of $1,000 to its outside directors during the six months ended December 31, 1999.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 1999 were as follows:

                                                                 THE PRIMARY
                                  THE PRIMARY   THE PRIMARY    U.S. GOVERNMENT
                                   TREND FUND   INCOME FUND          FUND
                                  -----------   -----------    ---------------
     Purchases
       U.S. Government            $  619,472      $218,181         $148,026
       Other                       1,156,961       203,703               --
     Sales
       U.S. Government                    --            --          223,203
       Other                       2,643,613       419,057           72,110

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President
 Barry S. Arnold, Vice President and Assistant Secretary
 James R. Arnold, Jr., Secretary and Treasurer

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz

ADMINISTRATOR
 Sunstone Financial Group, Inc.
 207 East Buffalo Street, Suite 400
 Milwaukee, Wisconsin 53202

CUSTODIAN
 Firstar Bank Milwaukee, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 Firstar Mutual Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst & Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of

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